EXHIBIT 10.10


BROKER'S PAYEE CONTRACT




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                           MML INSURANCE AGENCY, INC.
                             Broker's Payee Contract

Financial Institution
---------------------



THIS CONTRACT,  Made this ____ day of  ___________,  2000, by and between MML
                  Insurance Agency, Inc., MML Insurance Agency of Ohio, Inc., MML Insurance Agency of Nevada, Inc., MML Insurance Agency of Mississippi, P.C., MML Insurance Agency of Texas, Inc., DISA Insurance Services of America, Inc. (collectively, "MMLIAI") and ___________________________
                  _____________________________ ("Payee").

WITNESSETH:

In consideration of the mutual covenants herein contained the said parties do hereby agree as follows:

         1. This Contract shall be know and identified as a Broker's Payee Contract and shall become effective on the date specified above. "Company" as used herein shall refer to any insurance company whose products have been approved for distribution by MMLIAI, and with which the Payee has a broker's contract.

         2. In conjunction with an agent of Massachusetts Mutual Life Insurance Company ("MassMutual") who has executed a Broker's Payee Contract ("MassMutual Agent"), Payee may submit to MMLIAI applications for individual insurance and annuity policies issued by a Company and applications for group insurance and group annuity policies or amendments thereto issued by a Company (all such individual or group policies and amendments being hereinafter referred to as "Business"). All such applications, including medical examiners' reports, if any, shall be forwarded promptly to MMLIAI (or its agent for purposes of processing Business) or a Company (as directed by MMLIAI) and all monies received in connection therewith, or with the policies issued thereon, shall be paid over promptly to MMLIAI or to said Company. No right of action shall arise because of refusal by a Company, for any reason, to issue a policy on any such application or amendment.

         3. Solicitation shall be conducted by MassMutual Agent. Payee's employees or representatives shall not engage in solicitation or any insurance-related activities on behalf of MMLIAI. Nothing in this contract shall be construed as creating the relationship of employer and employee between MMLIAI and Payee or between a Company and Payee.

         4. Subject to the provisions of this Contract, on premiums duly paid to a Company on Business (other than variable insurance contracts) submitted hereunder and for which Payee is properly licensed, MMLIAI will allow Payee or arrange for the allowance to Payee of first year commissions and renewal commissions in accordance with MMLIAI's published Payee's Compensation Schedule for Non-Securities Products or other memoranda that are announced and published by MMLIAI from time to time, in effect on the date on which such Business is

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submitted. Payee, however, waives its right to payment of such compensation until such time as MMLIAI is in receipt of the commissions from which Payee's commissions are to be paid. MMLIAI's liability for payment of such commissions is limited solely to the proceeds of the commissions which MMLIAI receives from Companies as a result of Business submitted pursuant to this Contract. MMLIAI shall not in any way be held responsible for a Company's failure to pay commissions to MMLIAI or to Payee.

         5. Subject to the provisions of this Contract, on premiums duly paid to a Company on any variable insurance contract that is subject to regulation under the federal securities laws and/or is subject to the rules of the National Association of Securities Dealers ("NASD"), MMLIAI will allow Payee revenue sharing payments in accordance with Payee's Securities Brokerage and Services Agreement with MML Investors Services, Inc. ("MMLISI").

         6. If a Company, under its contract with MMLIAI or MMLIAI's agent for purposes of submitting applications for Business to such Company, shall reduce the number or rate of commissions, a corresponding reduction shall automatically be operative as to commissions payable under this Contract. Any such change shall apply only to Business submitted and paid for after the effective date of such change. In no event shall any compensation be allowed Payee if prohibited by rules of a Company, by law, or by ruling or regulation of any governmental body or agency.

         7. Commissions payable under this Contract shall be paid to Payee not less frequently than monthly; provided, however, that if the total amount of commissions payable to Payee in any commission cycle shall be less than $50.00, or any other sum that MMLIAI in its sole discretion may determine ("minimum distribution amount"), then such commissions may be held for Payee's account and accumulated with other commissions, if any, hereafter accruing to Payee until a commission cycle in which the aggregate commissions equal at least $50.00 or the minimum distribution amount.

         8. If for any reason a Company cancels or reverses the issue of a policy or contract, Payee shall lose all right to commissions for such Business, and shall return to MMLIAI, on demand, any commissions received which are attributable to such Business. MMLIAI may withhold and retain from any commissions or other sums due Payee a sum sufficient: (1) to discard any obligation owed to MMLIAI under this paragraph, or (2) to satisfy any obligation or liability of Payee to MMLIAI. Payee shall not be entitled to any commissions or other compensation as a result of any transaction submitted in violation of any provision of this Contract.

         9. Payee authorizes MassMutual and any General Agent thereof, and any direct or indirect subsidiary of MassMutual and any General Agent thereof (each such company and person to be referred to as a "MassMutual Party") to pay directly to MMLIAI any commissions, renewals, overrides, advances, allowances, or other compensation which is otherwise payable to Payee by such MassMutual Party in order to satisfy any obligation or liability of Payee to such MassMutual Party.

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         Payee authorizes (including its agent for purposes of making payments to Payee pursuant to this Agreement) to pay directly to each MassMutual Party any commissions, renewals, advances, allowances or other compensation which is otherwise payable to Payee by MMLIAI in order to satisfy any obligation or liability of Payee to MMLIAI.

         Any assignment by Payee of this Contract or of any claims or rights accrued or to accrue hereunder shall be void unless assented to in writing by MMLIAI, provided, however, that unless such assent shall specifically so state, the right to offset provided for by this section shall not be thereby waived or released.

         10. Payee at all times shall indemnify and save harmless MMLIAI from and against all manner of actions, claims, suits, liabilities, costs or expenses incurred by MMLIAI and resulting from Payee's breach of any of the provisions of this Contract or any supplement thereto. MMLIAI at all times shall indemnify and save harmless Payee from and against all manner of actions, claims, suits, liabilities, costs or expenses incurred by Payee and resulting from MMLIAI's violation of any of the provisions of this Contract or any supplement thereto.

         11. Payee shall have no authority to incur any obligations in the name of or on behalf of MMLIAI or a company.

         12. No act of forbearance or failure to insist upon the prompt performance by Payee of any of the conditions of this Contract, either expressed or implied, shall be construed as a waiver by MMLIAI of any of MMLIAI's rights hereunder.

         13. This Contract, which shall be construed and governed by the laws of Massachusetts, constitutes the entire understanding and agreement between MMLIAI and Payee regarding all matters herein and any matters which would ordinarily be included in a contract of this type, and shall supersede all previous agreements, oral or written, between the parties hereto. MMLIAI may amend this Contract at anytime without prior notice to Payee. Payee's continued affiliation with MMLIAI after receipt of notice of such amendment shall constitute Payee's agreement to any such amendment.

         14. This Contract shall terminate on:
             (a) Written agreement of the parties; or
             (b) Date of mailing of written notice of termination with or without cause by either party to the other party, such notice being mailed to the last known post office address; or
             (c) Upon the filing by the Payee for dissolution or corporate reorganization.

         15. All disputes arising pursuant to Payee's relationship with MMLIAI, whether arising under this Contract or otherwise, shall be settled by arbitration in accordance with the rules and procedures of the American Arbitration Association. The written decision of the arbitrator(s) shall be binding on the parties.

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         IN WITNESS WHEREOF, the parties hereto have executed this Contract in duplicate, the day and year first above written.


MML INSURANCE AGENCY, INC.          PAYEE


------------------------------           ----------------------------------
(Signature)                              (Name of Financial Institution)
Its                                      By
    --------------------------              -------------------------------
                                         Its
                                             ------------------------------
                                         Broker#
                                                 --------------------------

                                         ----------------------------------

                                         ----------------------------------
                                                    (address)
                                         General Agent
                                                      ---------------------

               MML INSURANCE AGENCY      MML INSURANCE AGENCY
               ----------------------------------------------
OF OHIO, INC.                            OF NEVADA, INC.


-----------------------------            ----------------------------------
(Signature)                              (Signature)
Its                                      Its
    -------------------------                ------------------------------

MML INSURANCE AGENCY                     MML INSURANCE AGENCY
OF TEXAS, INC.                           OF MISSISSIPPI, P.C.


(Signature)                               (Signature)
Its                                       Its
    -------------------------                 -----------------------------

             DISA INSURANCE SERVICES     DIVERSIFIED INSURANCE
             -------------------------------------------------
OF AMERICA, INC.                         SERVICES OF AMERICA, INC.


(Signature)                               (Signature)
Its                                       Its
    -------------------------                 -----------------------------

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                           MML INSURANCE AGENCY, INC.

            Payee's Compensation Schedule for Non-Securities Products
                              Financial Institution

August, 1999

1. Commissions. On all Business described in Section 4 of the Broker's Payee Contract which is accepted by a Company and subject to revenue sharing arrangements with MassMutual Agents for jointly submitted business, Payee shall be entitled to 100% of the base agent commissions and renewals provided by such Company in accordance with the contract or other agreement in effect between the Company and MMLIAI, BISYS Insurance Services, or other brokerage general agency.

2. Vesting. All compensation on Business described in Section 4 of the Broker's Payee Contract which is earned by Payee pursuant to the Broker's Payee Contract shall be paid in accordance with the vesting schedule established by each Company, provided that such payments comply with federal and state law. Payee waives its right to payment of such commissions until such time as MMLIAI is in receipt of the compensation from which Payee's commissions are to be paid. In the case of a Payee who terminates its Broker's Payee Contract, MMLIAI shall send such payments to the last address of record in its file; Payee is responsible for notifying MMLIAI of any address changes. If MMLIAI is unable to deliver such payments to Payee after four documented attempts to effect delivery, then MMLIAI shall have no further delivery obligation and ownership of such payments shall revert to MMLIAI.

3. ERA Payments. Expense Reimbursement Allowance ("ERA") payments on Business described in Section 4 of the Broker's Payee Contract are administered and paid by the Payee's General Agent. MMLIAI shall not in any way be responsible for ERA payments to Payee. ERA payments are not vested.


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